                                HALE AND DORR LLP
                                COUNSELORS AT LAW

                                  haledorr.com
                       60 STATE STREET . BOSTON, MA 02109
                         617-526-6000 . FAX 617-526-5000


                                                                    Exhibit i(2)

                                                       DAVID C. PHELAN

                                                        617-526-6372
                                                  david.phelan@haledorr.com


                                 August 28, 2003


Boston Advisors Trust
100 Federal Street, 29th Floor
Boston, MA  02110

         Re:      Post-Effective Amendment No. 6 to
                  Boston Advisors Trust's
                  Registration Statement on Form N-1A
                  (File Nos. 333-90049; 811-09675)
                  --------------------------------

Dear Ladies and Gentlemen:

         As counsel to Boston Advisors Trust (the "Trust"), we have reviewed Post-Effective Amendment No. 6 to the Trust's Registration Statement, prepared by the Trust for electronic filing with the Securities and Exchange Commission. We hereby represent, pursuant to Rule 485(b)(4) under the Securities Act of 1933, as amended (the "1933 Act"), that the Post-Effective Amendment does not in our view contain disclosure that would make it ineligible to become effective pursuant to Rule 485(b) under the 1933 Act.

         We hereby consent to your filing this letter with the Securities and Exchange Commission together with the above-captioned post-effective amendment to the Fund's Registration Statement on Form N-1A. Except as provided in this paragraph, this letter may not be relied upon by, or filed with, any other parties or used for any other purpose.


                                    Very truly yours,

                                    /s/ Hale and Dorr LLP

                                    Hale and Dorr LLP





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